Net Trading Income - Summary of Net Trading Income (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Trading income (expense) [abstract]
Interest rate	¥ (35,575)	¥ 179,954	¥ 351,815
Foreign exchange	(188,913)	148,064	317,203
Equity	38,780	26,626	(40,691)
Credit	(2,237)	(4,668)	(3,902)
Others	1,257	(456)	1,618
Total net trading income (loss)	¥ (186,688)	¥ 349,520	¥ 626,043